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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the Registration Statement on Form S-1 of our report dated May 13, 1997 on our audits of the financial statements of Keystone Affiliates. We also consent to the reference to our firm under the caption "Experts."

/s/ Snyder & Clemente

SNYDER & CLEMENTE


Kingston, Pennsylvania
February 11, 1998